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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Anthony W. Hooper, Chairman, President and Chief Executive Officer of the Company, hereby certify, as of the date hereof, that:

            (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Anthony W. Hooper
                                        ----------------------------------------
                                        Anthony W. Hooper, Chairman,
                                        President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the Form 10-Q and is not being filed as part of the Form 10-Q or as a separate disclosure document.